SANTA FE GOLD
A Mining & Exploration Co.

MANAGEMENT PRESENTATION

JANUARY 5, 2015

CAUTIONARY STATEMENT

This management presentation has been prepared by Santa Fe Gold Corporation ("Santa Fe" or the "Company"). This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements with respect to the exploration strategy and plans, future prices of gold, silver and copper; the estimation of mineral resources; the realization of mineral resource estimates; anticipated future production, cash flows and mine life; the potential impact of future exploration results in The Lordsburg Mining District (the "LMD"); Summit Mine mine design and economics; anticipated capital and operating costs; the potential exploration of a porphyry copper deposit at the LMD; potential types of mining operations; the funding and restart of the Summit underground mine; the expected timing of restart and initial production from the Summit mine; the potential size of a mineralized zone of a porphyry copper deposit; potential expansion of mineralization; potential discovery of new mineralized zones; potential metallurgical recoveries and grades; plans for future exploration and/or development programs and budgets; permitting time lines; anticipated business activities; corporate strategies; strategic transactions; requirements for additional capital; uses of funds; proposed strategic transactions; factors supportive of a world class porphyry copper deposit; and future financial performance. While the Company has based these forward-looking statements on its expectations about future events as at the date that such statements were prepared, the statements are not a guarantee of the Company's future performance and are subject to risks, uncertainties, assumptions and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements and information. These risks and uncertainties and other factors include, but are not limited to, those set forth under Item 1A. "Risk Factors" in our Annual Report on From 10-K, which was filed with the SEC on October 22, 2014 and is available at http://www.sec.gov. Readers are cautioned to carefully review all Risk Factors. All subsequent written and oral forward-looking statements attributable to the Company or to persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Except as required by federal securities laws, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Given these risks and uncertainties, readers are cautioned not to place undue reliance on our forward-looking statements. Specifically, readers should note that this presentation assumes that the Company secures adequate financing and is able to continue as a going concern, that the Company will require additional financing in the future restart production at the Summit Mine property and to bring it into sustained commercial production and to explore the LMD; our dependence on our Summit project for our future operating revenue, which property currently has limited proven or probable reserves; our mineralized material calculations at the Summit property and other projects are only estimates and are based principally on historic data; we have no reserves at the LMD; actual capital costs, operating costs, production and economic returns may differ significantly from those that we have anticipated; exposure to all of the risks associated with exploration, restarting and establishing new mining operations, if the development of one or more of our mineral projects is found to be economically feasible; title to some of our mineral properties may be uncertain or defective; land reclamation and mine closure may be burdensome and costly; significant risk and hazards associated with mining operations; we will require additional financing in the future to explore the LMD and restart mining operations; the requirements that we obtain, maintain and renew environmental, construction and mining permits, which is often a costly and time-consuming process and may be opposed by local environmental group; our anticipated needs for working capital; our ability to secure financing; claims and legal proceedings against us; our lack of necessary financial resources to complete development of our projects and the uncertainty of our future financing plans, our exposure to material costs, liabilities and obligations as a result of environmental laws and regulations (including changes thereto) and permits; changes in the price of copper, silver and gold; extensive regulation by the U.S. government as well as state and local governments; our projected sales and profitability; our growth strategies,; anticipated trends in our industry; the availability and cost of necessary items such as power, water, and appropriate smelting and refining arrangements; uncertainties associated with legal proceedings and negotiations; and misjudgments in the course of preparing Risk Factors and forward-looking statements.

INTRODUCTION

Primary Projects:

- The Summit Silver-Gold Project, a fully-permitted silver-gold mine and mill, located near Duncan, Arizona on the New Mexico-Arizona border; and
- The Lordsburg Copper Project, which consists of multiple square miles of patented and unpatented claims within the historic, inactive northern Lordsburg Mining district
  - ➢ The Lordsburg district is located in the middle of the Santa Rita lineament that extends from Copper Flats, through Santa Rita and Chico-Tyrone and into Mexico to Bisbee-Cananea


LOW CLEARANCE


ARIZONA
NEW MEXICO
N
Albuquerque
Miami Smelter
Globe
Hayden Smelter
Safford
Tucson
Summit Mine
P.A. Cobre
Copper Flat
Silver City
Chino
Duncan
Tyrone
Lordsburg
Las Cruces
Lordsburg Mines
Banner Mill
MP
El Paso
Juarez
Courtland
Bisbee
Cananea
MEXICO
0
50
100
miles
World Class Cu Mine
Intrusive Related Copper
Au Ag Epithermal
Smelter/Mill
Highway
Santa Rita Lineament
The Lordsburg Mining Company Location Map

STRATEGIC OBJECTIVES

Santa Fe's strategic objectives include:

SILVER-GOLD OBJECTIVE:

- To become a low-cost silver-gold producer by re-starting and operating the Summit mine and Lordsburg mill

COPPER OBJECTIVES:

- Advance with a strategic or financial partner our deep porphyry project; and
- Restart a permitted high-grade underground copper mine in the Lordsburg mining district and leveraging the capacities of the Lordsburg mil





"It has been estimated that the odds of a small mineral showing discovered by a prospector becoming a mine are on the order of 1 in [a] million or more…Even when a mineral deposit has been defined, the odds of it becoming an operating mine are, at best, 1 in a thousand!"

Robert Stevens, Mineral Exploration and Mining Essentials, 2010

Fully-permitted Summit Mine and Lordsburg Mill are production ready





ADDITION OF CHIEF GEOLOGIST WITH EXTENSIVE PORPHYRY COPPER EXPERIENCE TO THE TEAM

Jakes Jordaan, President & CEO, has over 25 years of experience in a wide array of corporate finance and strategic transactions. As a chief executive officer, lawyer, or an investment banker, he has been involved in the consummation of transactions valued collectively in excess of $1 billion, including a plethora of transactions in the mining and resources vertical. Mr. Jordaan served as the past Chairman of the Securities Section of the Dallas Bar Association and is a member of the Texas Bar Association. He holds a FINRA Series 79 Investment Banking Representative license. Mr. Jordaan earned a BA degree, ***cum laude*** (Economics) from Southern Methodist University, a BBA degree, ***cum laude,*** from the SMU Cox School of Business and a Juris Doctor Law Degree from the SMU School of Law, where he served as an Editor of the law review.

James Baughman, Senior Vice President & Chief Geologist, Mr. Baughman has over 30 years of porphyry copper experience exploring for and drilling copper properties from Alaska to Chile for Rio Tinto, MK Gold & various US and Canadian juniors. Mr. Baughman modeled geology at Bingham Canyon for Kennecott Utah Copper. Mr. Baughman was COO for WestMountain Gold, Inc. from May, 2010 until January 2014 and CEO of US Uranium Corp from 2006 to 2010. Mr. Baughman has provided technical services and project management for a number of major and junior mining companies throughout the Western Hemisphere. Mr. Baughman received a Bachelor of Science degree in Geology from the University of Wyoming, Laramie, Wyoming, is a Registered Professional Member of the Society of Mining & Exploration (SME) and enjoys "competent/qualified person" status in Canada and Australia.

Erich Hofer, Chairman, joined our board of directors in August 2012. Mr. Hofer is a finance and management executive with over 30 years of international business experience in engineering, energy, manufacturing and financial services. Since 2007, he provided management and advisory services to public and private companies and has assumed key management roles for clients, several of which have been natural resources companies. He also served as Chief of Logistics, Colonel and a Member of General Staff in the Swiss Army. Mr. Hofer holds a MBA Degree from the University of Chicago, and three degrees, including Master of Finance, Bachelor of Economics and Bachelor of Engineering from universities in Switzerland.

John L. White, Senior Consulting Geologist, has over 35 years of diverse mining experience in exploration, project development, construction and operations. Before his employment with Santa Fe Gold, he was employed by St. Cloud Mining Company; Texas Gulf, Inc.; and Exxon Minerals USA. Mr. White is a member of the New Mexico Mining and Minerals Directors Advisory Committee and holds a Bachelor of Science degree in Geological Sciences from the University of Washington, and a Master of Science degree in Geosciences from the University of Arizona.

Frank Mueller, Interim CFO, has over 20 years of experience in private accounting and financial management. Prior to joining Santa Fe in 2010 as Assistant Comptroller, Mr. Mueller served for six years as the Senior Business Manager for the Cornell Company, a NYSE publicly-traded private prison organization. Mr. Mueller holds a Bachelor of Science Degree in Business Administration with Honors, from the University of Texas at El Paso and a Masters Degree in Accounting from New Mexico State University.

THE LORDSBURG COPPER PROJECT

\

INDUSTRY OVERVIEW: COPPER WILL REMAIN SUPPLY CONSTRAINED AND A DEFICIT IS EXPECTED BEYOND 2018

- The outlook for copper demand remains compelling as emerging economies transition to consumption-led growth
  - Chinese copper semis intensity is equivalent to Japan's in the 1960s
  - global copper demand is expected to grow at a CAGR of 2.3% to 2030
- In the near term, new supply induced by high prices will marginally exceed demand growth
- Beyond 2016, a significant deficit is expected to emerge
  - grade decline remains an ongoing challenge
  - existing and new greenfield supply will face a shortage of ready-made power and water supply
  - these factors will also significantly impact the cost of global supply


Strong consumption growth from Asia (ex-Japan)
(copper semis, Mt)
30
20
10
0
2010
2015
2020
2025
2030
Consumer & other
Transport
Industrial
Electrical
Construction


Copper grade[1] decline will lead to a market in deficit
(Mt)
(% Cu in the mill)
4
0
(4)
(8)
(12)
(16)
1.10
1.05
1.00
0.95
0.90
0.85
Surplus/deficit (LHS)
Cu grade (RHS)
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2030

Source: BHP Billiton; Wood Mackenzie


The World Copper Factbook 2014
World Refined Copper Usage, 1900-2013
Thousand metric tonnes
Source: ICSG
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0



THE LORDSBURG DISTRICT IS LOCATED AT INTERSECTION OF THE SANTA RITA LINEAMENT AND TEXAS LINEAMENT

- The Lordsburg District (LMD) lies southwest of the town of Lordsburg, about 17 miles east of the Arizona line. It occupies the low pyramidal hills that form the northern part of the Pyramid Mountains
- Regionally, the LMD favorably lies at the intersection of two prominent lineaments: The Santa Rita lineament or the New Mexico mineral belt and the Texas lineament
- This northeast trending lineament continues from Cananea northeastward to Chino. This lineament is defined by northeast faults, Laramide age intrusives, and porphyry copper deposits, including Cananea, Bisbee, Chino, Tyrone
- The LMD is located in the middle of the Santa Rita lineament, which that extends from Copper Flats, through Santa Rita and Tyrone and into Mexico to Cananea
- There is a major basin and range fault north of Lordsburg that results in Precambrian granite exposures just a couple miles north of the mining district
- This suggests that Lordsburg could represent a significantly down-dropped area that potentially could preserve a larger porphyry system at depth

CHINO AND TYRONE PORPHYRY CU MINES





Freeport's Tyrone Mine, New Mexico



New Mexico
Arizona
Silver City
Lordsburg
Northern Lordsburg Mining District
Texas Lineament
Santa Rita Lineament
Las Cruces
El Paso
Lordsburg Mining
Santa Rita- Texas Lineaments
Lordsburg Mining District
Hidalgo County, New Mexico



BISBEE, ARIZONA

ENTRÉE GOLD (NYSE MKT: EGI, TSX: ETG) PREVIOUSLY ANNOUNCED DISCOVERY OF AN ADJACENT PORPHYRY COPPER MINERALIZATION

- Based upon Entrée Gold's publicly announced drill results, porphyry style mineralization was discovered adjacent to Santa Fe's patented claims, which comprise most of the historic Lordsburg Mining District
- Entrée Gold drilled four diamond holes in 2008 and announced the results on January 15, 2009
- Hole EG-L-08-002 encountered a broad zone of potassic alteration (K-feldspar, secondary biotite +/- magnetite) in plagioclase porphyry and andesite wallrocks from surface to a depth of 557 meters (end of hole, 1827 ft) with porphyry-style copper-gold mineralization from 156 meters. The hole intersected 310 meters of 0.14% copper and 0.08 g/t gold with intervals of higher grade mineralization up to 0.33% copper and 0.26 g/t gold
- 2009 negotiations between Santa Fe and Entrée Gold failed to lead to a strategic transaction


Enlarged Area
Entrée Gold
Lordsburg Property
Drill Hole Locations
kilometres
Entree Drill Holes
Historic Cu-Ag-Au Mines

ENTRÉE GOLD ANNOUNCES THE DISCOVERY OF PORPHYRY COPPER-GOLD MINERALIZATION ON ITS LORDSBURG PROPERTY. THIS IS THE FIRST TIME PORPHYRY-STYLE MINERALIZATION HAS BEEN FOUND IN THIS REGION OF NEW MEXICO, PREVIOUSLY KNOWN ONLY FOR HIGH GRADE VEIN DEPOSITS. ....

GREG CROWE, PRESIDENT AND CEO OF ENTRÉE GOLD STATED, "THIS NEW DISCOVERY IS PARTICULARLY EXCITING BECAUSE IT CONFIRMS OUR BELIEF THAT THE LORDSBURG AREA HAS POTENTIAL TO HOST LARGE TONNAGE COPPER-GOLD SYSTEMS. IT ALSO EMPHASIZES THE EFFECTIVENESS OF THE PROPRIETARY EXPLORATION TECHNIQUES DEVELOPED BY OUR PARTNER, EMPIRICAL DISCOVERY, IN LOCATING CONCEALED PORPHYRY-STYLE MINERALIZATION."

ENTRÉE GOLD, PRESS RELEASE, JANUARY 15, 2009.

INCREASED CLAIM POSITION BY ± 9 SQUARE MILES TO ± 13 SQUARE MILES



Soloro Gold Claims
Clementine
Waldo Shaft
Golden Shaft
Superior Shaft
Jim Crow
Entree Gold Claims
Bonney Shaft No3
Bonney Shaft No 2
Misers Chest
Francis King
Ruth
Owl
Pollyanna
Gamco Mine
Green King
Bluebird Mine
Santa Fe PY Claim Group
Robert E Lee Mine
Nellie Bly Mine
Venus Mine
Last Chance
Legend
2 Miles
Santa Fe Gold Corp
Lordsburg Property
December 2014
N

THE MAGMA-RESOLUTION PORPHYRY COPPER MODEL: A NEW DIMENSION TO PORPHYRY CU EXPLORATION

- Joint venture between Rio Tinto and BHP Billiton
- Largest Cu deposit in world – reported inferred resource of 1.624 billion tonnes of ore of 1.47 percent copper and 0.037 percent molybdenum
- A mile underground
- Resolution Mine is spatially about 1.5 km from Magma Mine workings
- Cost to develop project estimated to approximate $5 billion
- Deposit lies some 2 km south of the well-known Cordilleran base metal lode of the Magma vein


SCHEMATIC REPRESENTATION OF HYDROGEOLOGIC SYSTEMS
FOR THE EAST PLANT SITE AND WEST PLANT SITE
West
East
West Plant Site
East Plant Site
Elevation (meters above mean sea level)
Elevation (feet above mean sea level)
N
Meters


RESOLUTION COPPER PROJECT PROFILE

THE LORDSBURG MINING DISTRICT: A CENTURY OF ROBUST POLYMETALLIC PRODUCTION IS SUGGESTIVE OF A POTENTIAL DEEP PORPHYRY COPPER-GOLD DEPOSIT

- The history of the LMD dates from 1854, when the area was first visited by Lt. J.G. Parke, who was exploring and surveying for a railroad route for the government
- For over a century, the LMD produced approximately 4.0 million tons from polymetallic veins with average hypogene grades of 2.8% copper, 1.23 ounces of silver, and 0.11 ounces of gold
- The copper operations closed in 1977 in the face of low copper prices and mine production challenges resulting from aging underground infrastructure and two mine fires
- Analogous to the Magma veins being supported by the Resolution porphyry Cu deposit, this robust Cu vein system suggests the presence of a deep porphyry copper-gold deposit



Lordsburg
Bonnie Jean
N. Atwood
S. Atwood
Emerald
Nevada
Comstock
S. Comstock
Mill Road
Tailings Pond
Mill
Bonney
N. Misers
Misers Chest
N
Lordsburg Mining
Major Laramide Structures
Northern Lordsburg mining district
T. Rogers
February 2012

THE COMPANY CAUTIONS THAT IT MAY NOT OBTAIN THE SAME OR SIMILAR RESULTS AS THE RESOLUTION PROJECT

INCREASING CU GRADES AT DEPTH

- In 1974, Federal Resources drilled several high-grade holes from the 2,000' level of the Bonney Mine
- Drill Hole 76 (noted), drilled from the 2000 level of the Bonney, shows a weighted average Cu of 6.65% (note 14.7% Cu between 114.6 — 118)
- Hole 81, drilled from the 2000 level, shows a weighted average Cu of 14.24%

Eighty-Five Mine Historical Production

Year	Tons	Cu%	Au opt	Ag opt
1913-1920	520,000	3.00	.140	3.0
1920-1930	783,000	2.79	.111	1.23
1964-1967	129,719	2.15	.065	0.61


FEDERAL RESOURCES CORPORATION

DRILL HOLE LOG

DRILL HOLE
CORE SIZE
BEARING
INCLINATION
COLLAR COORDS
ELEV.
LOCATION
STARTED
FINISHED
TOTAL DEPTH
OBJECTIVE
STOPPED BECAUSE
REMARKS
DRILLER OR CONTRACTOR
LOGGED BY


FEDERAL RESOURCES CORPORATION

DRILL HOLE LOG

DRILL HOLE
CORE SIZE
BEARING
INCLINATION
COLLAR COORDS
ELEV.
LOCATION
STARTED
FINISHED
TOTAL DEPTH
STOPPED BECAUSE
REMARKS
DRILLER OR CONTRACTOR
LOGGED BY

CLASSIC METAL ZONING

In a 1962 Cornell University publication, K. F. Clark mapped mineralogical zoning of mineralized veins HTTPS://NMGS.NMT.EDU/PUBLICATIONS/GUIDEBOOKS/DOWNLOADS/21/21_P0107_P0114.PDF

- Clark identified several zones from a copper rich core of chalcopyrite with tourmaline and specularite, grading outward to zones with less copper and greater lead, zinc and silver content
- The outer zone displayed little copper and was characterized by significant barite and/or fluorite content. This zoning was noted to vary both horizontally and vertically within mine workings. The core zone is centered on Eighty Five hill, and was open-ended to the south
- There also exists the potential for the presence of favorable carbonate units peripheral to the granodiorite intrusive

THE CORE ZONE IS POTENTIALLY CENTERED BELOW THE EIGHTY-FIVE MINE



Peripheral Zone
Intermediate Zone
Central Zone
Emerald Vein
Core Zone
North Atwood Vein
Central Zone
Intermediate Zone
Peripheral Zone
Las Pk
Felsite
Quartz Latite
Granodiorite
Basaltic Andesite
J-K Sedimentary Rocks
Zoning Determined by K. Clark (1962)
Core Zone
Tourmaline Specularite Chalcopyrite Pyrite
Central Zone
Chalcopyrite Pyrite Specularite
Intermediate Zone
Galena Sphalerite Chalcopyrite
Peripheral Zone
Flourite Barite

POTENTIAL MINERALIZATION AT DEPTH COMPARABLE TO RESOLUTION

- The extensive copper mineralization distributed both horizontally and vertically suggests the need for a source that would have the potential to produce the quantity of metal encountered in the district. Because the vein mineralization is still open-ended at depth, and several veins have not been explored to the extent of the Eighty Five and Bonney mines, there remains a potential for considerably greater quantities of near surface vein copper and polymetallic mineralization. This adds additional weight to the need for a mineralizing system at depth
- Geological cross sections drawn through the Eighty Five hill area demonstrate the potential for a mineralizing system at depth comparable to that encountered at Resolution located below and laterally from the Magma mine
- Hole 81, drilled from the 2000 level, shows a weighted average Cu intersect of 14.24%

POTENTIAL FOR "RESOLUTION-TYPE" MINERALIZATION SYSTEM AT DEPTH



SE
NW
Peripheral Zone
Intermediate Zone
Central Zone
Core Zone
Central Zone
Intermediate Zone
Peripheral Zone
Emerald Vein
North Atwood Vein
Lee Pk
Dacotah Pearl Vn
Mine
4000
2000
0
-2000
Mineralizing Source?
Felsite
Quartz Latite
Granodiorite
Basaltic Andesite
J-K Sedimentary Rocks
Zoning Determined by K. Clark (1962)
Core Zone
Tourmaline Specularite Chalcopyrite Pyrite
Central Zone
Chalcopyrite Pyrite Specularite
Intermediate Zone
Galena Sphalerite Chalcopyrite
Peripheral Zone
Flourite Barite

THE COMPANY CAUTIONS THAT IT MAY NOT OBTAIN THE SAME OR SIMILAR RESULTS AS THE RESOLUTION PROJECT

MINES ARE OPEN AT DEPTH

Miser's Chest Mine, for example, enjoys veins with greater than 6% Cu, which are open at depth:

- Presently, the Company is evaluating re-starting and operating the Miser Chest as high grade Cu producer



Miser Chest Mine 6% Cu Open



Lordsburg Mining
Longitudinal section of
the Misers Chest Vein Cu isograds
Assay data from Federal Resources 1956
February 2012

COMMONALITIES WITH THE RESOLUTION MODEL

- CROSS SECTIONS THROUGH THE LORDSBURG DISTRICT SHOW PERMISSIBLE GEOMETRY BELOW AND LATERALLY FROM EXTENSIVE HIGH GRADE COPPER MINERALIZATION. The Resolution was essentially a blind ore discovery located by drilling laterally and down from the Magma mine workings. Cross sections through the LMD show permissible geometry below and laterally from extensive high-grade copper mineralization. The deepest drill information is limited to two drill holes below the 2000' level in the Bonney mine. The Resolution deposit was discovered more than 5000' from the Magma mine workings at depths of 5000' to 7000'. Applying the same geometry to the LMD opens considerable area for favorable targets
- COMPARABLE SPATIAL VEIN RELATIONSHIPS. Resolution is spatially related to the Magma vein district and has been a major driver for revaluating Cu vein districts for porphyry mineralization
- COMPARABLE BRECCIA HOSTS. The Resolution deposit occurs at a depth of 5,000 ft in depth is hosted by breccias, limestone and diabase. Breccia appears to be a prime host at Resolution. Breccias are large feature at LMD. Resolution has no surface expression other than the Magma veins
- CLAIM POSITION CAN SUPPORT RESOLUTION SIZE DISCOVERY. Resolution is approximately 1 mile in diameter and 1,500 feet thick. The ground that Santa Fe recently has acquired (PY Claims), along with its patented claims has room to host a Resolution sized ore body



Geological Cross-Section A-A', Lordsburg Mining Distri
West/Northwest Facing
With Inferred Geology and Potential Porphyry Cu Targets
A
A'
South
NNE
NNE
Sections
Pyramid Target
Emerald Target
0'
5,000'
10,000'
K Basalt/Andesite
K Clastic Sediments
K-J Carbonate Rx (inferred)
Paleozoic Rx (inferred)
Quartz Veins
Tertiary Felsite
Quartz Latite
Intrusive Breccia
Granodiorite (58 m.y.)



SCHEMATIC REPRESENTATION OF HYDROGEOLOGIC SYSTEMS
FOR THE EAST PLANT SITE AND WEST PLANT SITE
West
East
West Plant Site
East Plant Site

THE COMPANY CAUTIONS THAT IT MAY NOT OBTAIN THE SAME OR SIMILAR RESULTS AS THE RESOLUTION PROJECT

MANAGEMENT PRESENTATION

PROJECTED GEOLOGICAL CROSS SECTION


PY Group (Unpatented Claims)
Patented Claims
Sec. 2
Sec. 35
Sec. 26
Sec. 23
Sec. 14
Sec. 13
Sec. 12
Sec. 1
A
A'
Miser Chest Mine
Bonney Mine
85 Mine
Stockwork
4000' EL
Veins
2000' EL
BU-1
PD (1970's) Drill Holes
Pyramid Target
Emerald Target
Sea Level
-2000' EL
-3000' EL
-4000' EL
Bend in Section
K Basalt/Andesite
K Clastic Sediments
K-J Carbonate Rx (inferred)
Paleozoic Rx (inferred)
Tertiary Felsite
Quartz Latite
Intrusive Breccia
Granodiorite (88 m.y.)
2000' (Vert.)
Scale-in-Feet

Santa Fe Gold Corp.
Geological Cross Section
Looking West
Lordsburg Mining District
Hidalgo County, New Mexico
Dec. 2014

THE COMPANY CAUTIONS THAT IT MAY NOT OBTAIN THE SAME OR SIMILAR RESULTS AS THE RESOLUTION PROJECT

TWO IDENTIFIED TARGETS: THE EMERALD AND PYRAMID



A'
A
B
B'
N
Santa Fe PY Claim Group
Solaro Gold Claims
Entree Gold Claims
Santa Fe PY Claim Group
Waldo Shaft
Ruth
Owl
Gamco Mine
Green King
Bluebird Mine
Robert E Lee Mine
Nellie Bly Mine
Venus Mine
Last Chance
Legend
1:45,000
0.5
1
2 Miles
Santa Fe Gold Corp
Lordsburg Property
Geologic Cross Section
December 2014

FACTORS SUPPORTIVE OF A WORLD-CLASS PORPHYRY COPPER DEPOSIT AT LORDSBURG

FACTORS SUPPORTIVE OF A WORLD-CLASS PORPHYRY COPPER DEPOSIT, WHICH COULD MEET GRADE AND VOLUME MATRIX OF THE LEADING COPPER PRODUCERS, INCLUDE:

- LOCATION. The Lordsburg District granodiorite is Laramide in age and lies within the northeast trending Santa Rita lineament between the porphyry copper deposits at Tyrone-Chino and Bisbee-Cananea. When compared to the other producing mines in this trend, it would appear that the surface expression of the Lordsburg District is much higher in the stratigraphic section. There is a major basin and range fault north of Lordsburg that results in Precambrian granite exposures just a couple miles north of the mining district. This suggests that the Lordsburg District could represent a significantly down-dropped area that potentially could preserve a larger porphyry system at depth
- ROBUST HISTORICAL CU VEIN PRODUCTION. For over a century, the Lordsburg District produced approximately 4.0 million tons from polymetallic veins with average hypogene grades of 2.8% copper, 1.23 ounces of silver, and 0.11 ounces of gold. Analogous to the Magma veins being supported by the Resolution porphyry Cu deposit, this robust Cu vein system suggests the presence of a deep porphyry copper-gold deposit
- ALL MINES ARE OPEN AT DEPTH. The mineralization has an aerial extend that covers several square miles, and is known to extend to depths greater than 2000' below the surface. The mineralization in the two deepest mines was open ended down dip with 4%+ copper
- INCREASING CU GRADES AT DEPTH. The mineralization in the two deepest mines was open ended down dip with 4%+ copper
- FAVORABLE METAL ZONING. Various lines of evidence suggests that a deep porphyry copper-gold system could be spatially related, coexist with, and underlie the copper dominant veins systems within the copper-gold-molybdenum-silver central zoning area in the Lordsburg District
- FAVORABLE AGE OF INTRUSIVE ROCKS. The mineralization is spatially related to an intrusive set of rocks, the oldest of which is a granodiorite. The Lordsburg District granodiorite is Larimide in age
- EVIDENCE OF FELDSPAR-QUARTZ-EPIDOTE-MOLYBDENITE MINREALIZATION AT DEPTH. A 960' exploration hole drilled from the 2,000' level of the Bonney mine intersected an extensive quantity of diorite and revealed veinlets near the bottom of the hole with chalcopyrite and tourmaline. one of those veinlets contained feldspar-quartz-epidote-molybdenite

NEXT STEPS: GEOPHYSICAL TARGET CONFIRMATION AND DRILL

- **STEP 1**: **Complete** digitizing, organizing, testing, and modeling of historic mine data and core analysis
- **STEP 2: Geophysical targeting:** Confirm target with magnetotelluric (MT) Inversion modeling (Cost $300K)
- **STEP 3**: **Drill two** 6,000' vertical angel core hole (Cost $600K each)





Resolution MT Inversion
RIO TINTO
MT Inversion - Resolution, Arizona – Porphyry Copper
Geological Section
Unconstrained MT Inversion
S
N
>1% Cu
South Bounding Fault
Apache Leap Tuff
Whitetail Conglomerate
Cretaceous Volcanics
Pre Camb. Quartzite
Pre Camb. Limestone
Diabase
Pre Camb. Schist
QNP
1 km
21 RTE Ground and Borehole Geophysics Exploration 07 4 November 2009

SUMMIT SILVER-GOLD PROJECT

SUMMIT SILVER-GOLD PROJECT

PRODUCTION RE-START READY

- Summit is a high grade silver-gold underground mine that achieved commercial production in 2012
- Because of operational challenged, the Summit mine was placed on "care-and-maintenance"
- Average projected grade approaches 7.5 ounces per ton silver and 0.12 ounces per ton gold
- Ore was trucked from the mine to Santa Fe's Lordsburg Flotation Mill where it was crushed and screened. Half of the screen product was sold as silica flux directly to two smelters in Arizona. The other half was further processed through the ball mill and flotation plant to produce a high grade silver-gold concentrate that was sold to overseas smelters
- Reserve life is 5 years (500,000+ tons) with a good chance of extension to 7 or more years through conversion of additional resources into reserves
- With outsourced production strategy, projected average operating cost per Equivalent Gold Ounce approximates $600

OUTSOURCED PRODUCTION STRATEGY

- Complete infield drilling programme to convert a large portion of the inferred resources into an indicated category, and potentially expand the resource.
- Utilize leading small mine contractor minor to reduce capital cost
- Capital required to restart with outsourced strategy: $4.0 million plus working capital facility









LONGITUDINAL SECTION OF SUMMIT MINE WITH PROPOSED CORE HOLES TO UP-GRADE ORE BODY TO PROBABLE (INDICATED) CATEGORY

- 68% of the Contained metal is hosted in main resource area
- Drill hole spacing in the main portion of the deposit is currently about 60 meters (200') or more, and the main portion of the deposit is calculated using only a dozen or so drill holes
- A drilling program is proposed that would reduce that spacing to approximately 30 meters (80' to 100'), which, if successful, would be sufficient to convert a large portion of the "mineralized material" to the "probable (indicated)" category
- In addition to confirming and upgrading the existing resource estimate, there is strong indication for potential expansion of the resource base with further drilling
- Head grade appears to double in main resource area



S45E
N75W
Vein Surface
Mine Portal
Inspiration Level
Previous Stopes
5500
5000
Existing Mine Workings
Existing Core Hole Intercepts
Main Resource Area Outline
Proposed Drill Holes
0' 400'
Summit Mine
Longitudinal Section
Facing Southwest

GENERALIZED DEVELOPMENT PLAN FOR THE SUMMIT MINE

Santa Fe's re-start strategy includes:

- To avoid a repetition of the historic problems, the strategy is to engage a qualified mining contractor to do the development and mining going forward at the Summit mine
- Although the mining work will be performed by contractor personnel, Santa Fe will still require on site employees to manage and oversee the contractor
- Primary functions will be grade control and contract management
- Projected average operating cost per Equivalent Gold Ounce approximates $600
- Estimate to produce at least 10,000 Tons/ month
- Hire experienced small mines engineer for daily oversight



S45E
N75W
Vein Surface
Mine Portal
Inspiration Level
Previous Stopes
N-1 Area
Proposed Stope Panels
5500
Existing Mine Workings
5000
Proposed Drift Development in Footwall
Proposed Levels in Ve
Existing Core Hole Intercepts
Main Resource Area Outline
0' 400'
Summit Mine
Longitudinal Section
Facing Southwest

LORDSBURG MILL

- The permitted flotation mill is a key asset.
- The mill is suited for processing copper and other base metals as well as gold and silver ores.
- Our strategy is to leverage high-grade production from the Cu at Lordsburg
- Expansion of tailings pond required







Lordsburg Mill



STRATEGIC ALTERNATIVES

STRATEGIC ALTERNATIVES UPDATE

PREPARATION PHASE

- ☑ Completed digitizing and organizing historical data in electronic data room
- ☑ Secured a sizable strategic claims package.
- ☑ Preliminary discussions and site visits with some of the largest copper producers.
- ☑ Preliminary discussions and site visits with significant Chinese strategic investor.
- ☑ Identify additional Financial and Strategic Partners
- ☐ Invite carefully selected strategic and financial partners to the process

TRANSACTION PHASE

- Complete geophysics with IM target confirmation
- If IM confirms target selection, drill the Emerald and Pyramid targets
- Pursue transaction with a a financing or strategic partner to restart the Summit mine
- Engage mining contractor for Summit mine re-start
- Pursue a transaction with a strategic or financial partner to execute a the Lordsburg Cu vein mining strategy
- Pursue a transaction with a strategic or financial partner to execute a the Lordsburg porphyry Copper strategy
- Restructure senior secured debt in connection with a financial or strategic transaction

CONTACT:

SANTA FE GOLD CORPORATION

1219 BANNER MINE ROAD, LORDSBURG, NM 88045 | TEL: 505-255-4852 | WWW.SANTAFEGOLDCORP.COM